                         LIQUID INSTITUTIONAL RESERVES
                               MONEY MARKET FUND
                          GOVERNMENT SECURITIES FUND
                           TREASURY SECURITIES FUND

             1285 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Liquid Institutional Reserves ("Trust") is a no-load, open-end investment company offering shares in three separate, diversified, money market funds ("Funds"). Each Fund seeks high current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. The investment adviser, administrator and distributor of each Fund is PaineWebber Incorporated ("PaineWebber"); the sub-adviser and sub-administrator of each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated September 1, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-888-LIR-FUND. This Statement of Additional Information is dated September 1, 1998.


                               SEPTEMBER 1, 1998

                               TABLE OF CONTENTS

Investment Policies and Restrictions........................................   3
Trustee and Officers; Principal Holders of Securities.......................   7
Investment Advisory, Administration and Distribution Arrangements...........  13
Portfolio Transactions......................................................  15
Additional Information Regarding Redemptions................................  15
Valuation of Shares.........................................................  16
Taxes.......................................................................  17
Calculation of Yield........................................................  17
Other Information...........................................................  18
Financial Statements........................................................  19

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

  YIELDS AND RATINGS OF MONEY MARKET INVESTMENTS. The yields on the money market instruments in which the Funds invest (such as U.S. government securities, bank obligations, commercial paper and other short-term obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced.

  The Fund may only purchase securities that are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). To qualify as a First Tier Security, a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. If a security in a Fund's portfolio ceases to be a "First Tier Security" or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins or the Trust's board of trustees ("board") will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest short-term rating category by a single NRSRO may continue to be considered a First Tier Security.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which Money Market Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities or other obligations. The Fund maintains custody of the underlying securities or obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities or obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities or obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

  PURCHASE AND SALE TRANSACTIONS. The counterparty in a simultaneous purchase and sale transaction with a Fund agrees to buy from the Fund the same or a similar security at a mutually agreed-upon time and price. The difference between the purchase cost and sale proceeds (which includes the accrued interest on the security) determines the yield during the term of the transaction. The Fund does not have the right to require the counterparty to provide additional collateral if the market value of the securities purchased by the Fund falls below the price at which the securities are to be sold to the counterparty. In addition, in purchase and sale transactions, full legal title to the securities sold to a Fund is transferred to the Fund. If the counterparty defaults, the Fund's return on the transaction is determined by the difference between the market value of the security bought by the Fund and the amount paid by the Fund, plus related accrued interest. The Fund would have rights against a defaulting counterparty for breach of contract with respect to any losses that result from those market fluctuations.

  ILLIQUID SECURITIES. No Fund may invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, simultaneous purchase and sale contracts with terms in excess of seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. To the extent a Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.

  Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

  However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund might be unable to dispose of such securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Funds and reports periodically on such decisions to the board.

  FLOATING RATE AND VARIABLE RATE DEMAND INSTRUMENTS. Money Market Fund and Government Securities Fund may invest in floating rate and variable rate securities with demand features. A demand feature gives a Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, a Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain a Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a Fund in order to meet redemption requests. A Fund may also exercise a demand feature if Mitchell Hutchins deems it prudent to do so. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions-- Segregated Accounts."

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

  LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Funds' custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any of its loans at any time. The Funds may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Funds will receive amounts equivalent to any interest or other distributions on the securities loaned. The Funds will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Funds' interest.

  Pursuant to procedures adopted by the board governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Funds. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

  Each Fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

        The following interpretations apply to, but are not a part of, this fundamental restriction: (a) with respect to this limitation, domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

    (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Money Market Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund many purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions may be changed by the board without shareholder approval.

  Each Fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

            TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                 POSITION WITH        BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE           TRUST             OTHER DIRECTORSHIPS
 ----------------------------- ----------------- ------------------------------
 Margo N. Alexander**; 51         Trustee and    Mrs. Alexander is president,
                                   President      chief executive officer and a
                                                  director of Mitchell Hutchins
                                                  (since January 1995), and an
                                                  executive vice president and
                                                  director of PaineWebber
                                                  (since March 1984). Mrs. Al-
                                                  exander is president and a
                                                  director or trustee of 32 in-
                                                  vestment companies for which
                                                  Mitchell Hutchins or
                                                  PaineWebber serves as invest-
                                                  ment adviser.
 Richard Q. Armstrong; 63           Trustee      Mr. Armstrong is chairman and
 R.Q.A. Enterprises                               principal of RQA Enterprises
 One Old Church Road - Unit #6                    (management consulting firm)
 Greenwich, CT 06830                              (since April 1991 and princi-
                                                  pal occupation since March
                                                  1995). Mr. Armstrong was
                                                  chairman of the board, chief
                                                  executive officer and co-
                                                  owner of Adirondack Beverages
                                                  (producer and distributor of
                                                  soft drinks and
                                                  sparkling/still waters) (Oc-
                                                  tober 1993-March 1995). He
                                                  was a partner of The New En-
                                                  gland Consulting Group (man-
                                                  agement consulting firm) (De-
                                                  cember 1992-September 1993).
                                                  He was managing director of
                                                  LVMH U.S. Corporation (U.S.
                                                  subsidiary of the French lux-
                                                  ury goods conglomerate, Louis
                                                  Vuitton Moet Hennessey Corpo-
                                                  ration) (1987-1991) and
                                                  chairman of its wine and
                                                  spirits subsidiary,
                                                  Schieffelin & Somerset Com-
                                                  pany (1987-1991). Mr. Arm-
                                                  strong is a director or
                                                  trustee of 31 investment com-
                                                  panies for which Mitchell
                                                  Hutchins or PaineWebber
                                                  serves as investment adviser.
 E. Garrett Bewkes, Jr.**; 71     Trustee and    Mr. Bewkes is a director of
                                Chairman of the   Paine Webber Group Inc. ("PW
                               Board of Trustees  Group") (holding company of
                                                  PaineWebber and Mitchell
                                                  Hutchins). Prior to December
                                                  1995, he was a consultant to
                                                  PW Group. Prior to 1988, he
                                                  was chairman of the board,
                                                  president and chief executive
                                                  officer of American Bakeries
                                                  Company. Mr. Bewkes is a di-
                                                  rector of Interstate Bakeries
                                                  Corporation. Mr. Bewkes is a
                                                  director or trustee of 32 in-
                                                  vestment companies for which
                                                  Mitchell Hutchins or
                                                  PaineWebber serves as invest-
                                                  ment adviser.

                              POSITION WITH         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE        TRUST             OTHER DIRECTORSHIPS
 ---------------------------- ------------- -----------------------------------
 Richard R. Burt; 51             Trustee    Mr. Burt is chairman of IEP Advi-
 1275 Pennsylvania Ave., N.W.                sors, Inc. (international invest-
 Washington, D.C. 20004                      ments and consulting firm) (since
                                             March 1994) and a partner of
                                             McKinsey & Company (management
                                             consulting firm) (since 1991). He
                                             is also a director of Archer-Dan-
                                             iels-Midland Co. (agricultural
                                             commodities), Hollinger Interna-
                                             tional Co. (publishing), Homestake
                                             Mining Corp., Powerhouse Technolo-
                                             gies Inc. and Wierton Steel Corp.
                                             He was the chief negotiator in the
                                             Strategic Arms Reduction Talks
                                             with the former Soviet Union
                                             (1989-1991) and the U.S. Ambassa-
                                             dor to the Federal Republic of
                                             Germany (1985-1989). Mr. Burt is a
                                             director or trustee of 31 invest-
                                             ment companies for which Mitchell
                                             Hutchins or PaineWebber serves as
                                             investment adviser.
 Mary C. Farrell**; 48           Trustee    Ms. Farrell is a managing director,
                                             senior investment strategist and
                                             member of the Investment Policy
                                             Committee of PaineWebber. Ms.
                                             Farrell joined PaineWebber in
                                             1982. She is a member of the Fi-
                                             nancial Women's Association and
                                             Women's Economic Roundtable and
                                             appears as a regular panelist on
                                             Wall $treet Week with Louis
                                             Rukeyser. She also serves on the
                                             Board of Overseers of New York
                                             University's Stern School of Busi-
                                             ness. Ms. Farrell is a director or
                                             trustee of 31 investment companies
                                             for which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
 Meyer Feldberg; 56              Trustee    Mr. Feldberg is Dean and Professor
 Columbia University                         of Management of the Graduate
 101 Uris Hall                               School of Business, Columbia Uni-
 New York, New York 10027                    versity. Prior to 1989, he was
                                             president of the Illinois Insti-
                                             tute of Technology. Dean Feldberg
                                             is also a director of Primedia
                                             Inc., Federated Department Stores
                                             Inc. and Revlon, Inc. Dean
                                             Feldberg is a director or trustee
                                             of 33 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or their affiliates
                                             serves as investment adviser.
 George W. Gowen; 68             Trustee    Mr. Gowen is a partner in the law
 666 Third Avenue                            firm of Dunnington, Bartholow &
 New York, New York 10017                    Miller. Prior to May 1994, he was
                                             a partner in the law firm of Fry-
                                             er, Ross & Gowen. Mr. Gowen is a
                                             director or trustee of 31 invest-
                                             ment companies for which Mitchell
                                             Hutchins or PaineWebber serves as
                                             investment adviser.

                                POSITION WITH        BUSINESS EXPERIENCE;
     NAME AND ADDRESS*; AGE         TRUST             OTHER DIRECTORSHIPS
 ------------------------------ -------------- --------------------------------
 Frederic V. Malek; 61             Trustee     Mr. Malek is chairman of Thayer
 1455 Pennsylvania Avenue, N.W.                 Capital Partners (merchant
 Suite 350                                      bank). From January 1992 to No-
 Washington, D.C. 20004                         vember 1992, he was campaign
                                                manager of Bush-Quayle '92.
                                                From 1990 to 1992, he was vice
                                                chairman and, from 1989 to
                                                1990, he was president of
                                                Northwest Airlines Inc., NWA
                                                Inc. (holding company of North-
                                                west Airlines Inc.) and Wings
                                                Holdings Inc. (holding company
                                                of NWA Inc.). Prior to 1989, he
                                                was employed by the Marriott
                                                Corporation (hotels, restau-
                                                rants, airline catering and
                                                contract feeding), where he
                                                most recently was an executive
                                                vice president and president of
                                                Marriott Hotels and Resorts.
                                                Mr. Malek is also a director of
                                                American Management Systems,
                                                Inc. (management consulting and
                                                computer-related services), Au-
                                                tomatic Data Processing, Inc.,
                                                CB Commercial Group, Inc. (real
                                                estate services), Choice Hotels
                                                International (hotel and hotel
                                                franchising), FPL Group, Inc.
                                                (electric services), Manor
                                                Care, Inc. (health care) and
                                                Northwest Airlines Inc. Mr.
                                                Malek is a director or trustee
                                                of 31 investment companies for
                                                which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Carl W. Schafer; 62               Trustee     Mr. Schafer is president of the
 66 Witherspoon Street                          Atlantic Foundation (charitable
 #1100                                          foundation supporting mainly
 Princeton, NJ 08542                            oceanographic exploration and
                                                research). He is a director of
                                                Base Ten Systems, Inc. (soft-
                                                ware), Roadway Express, Inc.
                                                (trucking), The Guardian Group
                                                of Mutual Funds, Harding,
                                                Loevner Funds, Evans Systems,
                                                Inc. (a motor fuels, conve-
                                                nience store and diversified
                                                company), Electronic Clearing
                                                House, Inc. (financial transac-
                                                tions processing), Frontier Oil
                                                Corporation and Nutraceutix,
                                                Inc. (biotechnology company).
                                                Prior to January 1993, he was
                                                chairman of the Investment Ad-
                                                visory Committee of the Howard
                                                Hughes Medical Institute. Mr.
                                                Schafer is a director or
                                                trustee of 31 investment compa-
                                                nies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.
 John J. Lee; 30                Vice President Mr. Lee is a vice president and
                                and Assistant   a manager of the mutual fund
                                  Treasurer     finance department of Mitchell
                                                Hutchins. Prior to September
                                                1997, he was an audit manager
                                                in the financial services prac-
                                                tice of Ernst & Young LLP. Mr.
                                                Lee is a vice president and as-
                                                sistant treasurer of 32 invest-
                                                ment companies for which Mitch-
                                                ell Hutchins or PaineWebber
                                                serves as investment adviser.

                            POSITION WITH          BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE       TRUST               OTHER DIRECTORSHIPS
 -------------------------- -------------- ------------------------------------
 Dennis McCauley; 51        Vice President Mr. McCauley is a managing director
                                            and chief investment officer--fixed
                                            income of Mitchell Hutchins. Prior
                                            to December 1994, he was director
                                            of fixed income investments of IBM
                                            Corporation. Mr. McCauley is a vice
                                            president of 22 investment compa-
                                            nies for which Mitchell Hutchins or
                                            PaineWebber serves as investment
                                            adviser.
 Ann E. Moran; 41           Vice President Ms. Moran is a vice president and a
                            and Assistant   manager of the mutual fund finance
                              Treasurer     department of Mitchell Hutchins.
                                            Ms. Moran is a vice president and
                                            assistant treasurer of 32 invest-
                                            ment companies for which Mitchell
                                            Hutchins or PaineWebber serves as
                                            investment adviser.
 Dianne E. O'Donnell; 46    Vice President Ms. O'Donnell is a senior vice pres-
                            and Secretary   ident and deputy general counsel of
                                            Mitchell Hutchins. Ms. O'Donnell is
                                            a vice president and secretary of
                                            31 investment companies and vice
                                            president and assistant secretary
                                            of one investment company for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.
 Emil Polito; 37            Vice President Mr. Polito is a senior vice presi-
                                            dent and director of operations and
                                            control for Mitchell Hutchins. From
                                            March 1991 to September 1993 he was
                                            director of the mutual funds sales
                                            support and service center for
                                            Mitchell Hutchins and PaineWebber.
                                            Mr. Polito is vice president of 32
                                            investment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.
 Susan P. Ryan; 38          Vice President Ms. Ryan is a senior vice president
                                            and a portfolio manager of Mitchell
                                            Hutchins. Ms. Ryan has been with
                                            Mitchell Hutchins since 1982. Ms.
                                            Ryan is a vice president of five
                                            investment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.
 Victoria E. Schonfeld; 47  Vice President Ms. Schonfeld is a managing director and general counsel of Mitchell
                                            Hutchins. Prior to May 1994, she
                                            was a partner in the law firm of
                                            Arnold & Porter. Ms. Schonfeld is a
                                            vice president of 31 investment
                                            companies and vice president and
                                            secretary of one investment company
                                            for which Mitchell Hutchins or
                                            PaineWebber serves as investment
                                            adviser.
 Paul H. Schubert; 35       Vice President Mr. Schubert is a senior vice presi-
                            and Treasurer   dent and the director of the mutual
                                            fund finance department of Mitchell
                                            Hutchins. From August 1992 to Au-
                                            gust 1994, he was a vice president
                                            of BlackRock Financial Management,
                                            L.P. Mr. Schubert is a vice presi-
                                            dent and treasurer of 32 investment
                                            companies for which Mitchell
                                            Hutchins or PaineWebber serves as
                                            investment adviser.
 Barney A. Taglialatela; 37 Vice President Mr. Taglialatela is a vice president
                            and Assistant   and a manager of the mutual fund
                              Treasurer     finance department of Mitchell
                                            Hutchins. Prior to February 1995,
                                            he was a manager of the mutual fund
                                            finance division of Kidder Peabody
                                            Asset Management, Inc. Mr.
                                            Taglialatela is a vice president
                                            and assistant treasurer of 32 in-
                                            vestment companies for which Mitch-
                                            ell Hutchins or PaineWebber serves
                                            as investment adviser.

                        POSITION WITH            BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     TRUST                 OTHER DIRECTORSHIPS
 ---------------------- -------------- ----------------------------------------
 Keith A. Weller; 37    Vice President Mr. Weller is a first vice president and
                        and Assistant   associate general counsel of Mitchell
                          Secretary     Hutchins. Prior to May 1995, he was an
                                        attorney in private practice. Mr.
                                        Weller is a vice president and assis-
                                        tant secretary of 31 investment compa-
                                        nies for which Mitchell Hutchins or
                                        PaineWebber serves as investment advis-
                                        er.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each Fund and $150 per Fund for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each chairman of the audit and contract review committee of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.

  The table below includes certain information relating to the compensation of the Trust's current trustees who held office with the Trust or other PaineWebber funds for the last fiscal and calendar years.

                              COMPENSATION TABLE+

                                                              TOTAL COMPENSATION
                                                                FROM THE TRUST
                                       AGGREGATE COMPENSATION      AND THE
NAME OF PERSONS, POSITION                 FROM THE TRUST*       FUND COMPLEX**
-------------------------              ---------------------- ------------------
Richard Q. Armstrong, Trustee.........         $6,150              $ 94,885
Richard R. Burt, Trustee..............         $5,700              $ 87,085
Meyer Feldberg, Trustee...............         $6,150              $117,853
George W. Gowen, Trustee..............         $7,389              $101,567
Frederic V. Malek, Trustee............         $6,150              $ 95,845
Carl W. Schafer, Trustee..............         $6,150              $ 94,885

--------
 + Only independent trustees are compensated by the Trust and identified above; trustees who are "interested persons," as defined in the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended April 30, 1998.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

  The following persons are shown on the Trust's records as having owned of record 5% or more of the indicated Fund's shares:

                                                         NUMBER AND PERCENTAGE
                                                              OF SHARES
                                                         OWNED OF RECORD AS OF
           FUND                  NAME AND ADDRESS*          AUGUST 24, 1998
           ----                  -----------------       ---------------------
Money Market Fund           The Crean Foundation            79,880,958 5.11%
Government Securities Fund  Reynolds Metals Company         25,000,00019.87%
                            American Growth Fund Inc.       11,000,000 8.74%
                            National Plus Plan of the        7,703,864 6.12%
                            Textile Workers Pension Fund
Treasury Securities Fund    Paul B. Kazarian,               21,617,73011.20%
                            Japonica Partners
                            Gilbert H. Lamphere             20,873,33710.81%
                            c/o Fremont Group
                            Reynolds Metals Company         10,000,000 5.18%
                            G. Jack Scholz Ttee              9,778,256 5.06%
                            FBO Scholz Grantor Retained
                            Annuity Trust #1
                            G. Jack Scholz Ttee              9,778,256 5.06%
                            FBO Scholz Grantor Retained
                            Annuity Trust #2
                            G. Jack Scholz Ttee              9,778,256 5.06%
                            FBO Scholz Grantor Retained
                            Annuity Trust #3
                            Japonica Partners & Co.          9,666,509 5.01%

  The Trust is not aware as to whether or to what extent shares owned of record also are owned beneficially.
--------
* Each shareholder listed above may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Trust's investment adviser and administrator pursuant to a contract dated April 13, 1995 ("PaineWebber Contract"). Under the PaineWebber Contract, the Trust pays PaineWebber an annual fee, computed daily and paid monthly, at an annual rate of 0.25% of each Fund's average daily net assets.

  During each of the periods indicated, PaineWebber earned or accrued advisory fees in the amounts set forth below. As also set forth below, PaineWebber during these periods voluntarily waived a portion of its fees and/or voluntarily paid other Fund expenses.

                                                   FISCAL YEAR ENDED APRIL 30
                                                 ------------------------------
                                                    1998       1997      1996
                                                 ---------- ---------- --------
   Money Market Fund............................ $3,572,192 $2,196,654 $669,836
     Fee Amount Waived.......................... $  716,790 $  439,015 $102,772
     Expenses Reimbursed........................ $    2,739 $        0 $ 59,795
   Government Securities Fund................... $  215,911 $  203,152 $124,281
     Fee Amount Waived.......................... $   43,177 $   40,607 $ 16,752
     Expenses Reimbursed........................ $  210,691 $  144,536 $105,334
   Treasury Securities Fund..................... $  259,380 $   99,845 $ 62,167
     Fee Amount Waived.......................... $   51,876 $   19,956 $  7,410
     Expenses Reimbursed........................ $  128,386 $  147,250 $129,447

  Under a contract with PaineWebber dated April 15, 1996 with respect to the Trust ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the Trust's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the Trust) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 50% of the fee paid by each Fund to PaineWebber under the PaineWebber Contract, net of waivers and/or reimbursements.

  During each of the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the fees indicated below under either the Mitchell Hutchins Contract or a predecessor agreement:

                                                    FISCAL YEAR ENDED APRIL 30
                                                   ----------------------------
                                                      1998      1997     1996
                                                   ---------- -------- --------
   Money Market Fund.............................. $1,503,380 $877,358 $220,065
   Government Securities Fund..................... $        0 $  8,099 $ 39,863
   Treasury Securities Fund....................... $   39,694 $      0 $ 17,551

  Under the terms of the PaineWebber Contract, the Trust bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Trust not readily identifiable as belonging to a specific Fund are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by the Trust include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Funds by PaineWebber, (3) organizational expenses,
(4) filing fees and expenses relating to the registration and qualification of the shares of the Funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the trustees and officers who are not interested persons of the Trust or PaineWebber, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Fund for violation of any law,
(10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, and
(18) costs of mailing, stationery and communications equipment.

  Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

  The Contracts are terminable with respect to each Fund at any time without penalty by vote of the board or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Trust, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also terminates automatically upon the assignment of the PaineWebber Contract.

  The following table shows the approximate net assets as of July 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                           INVESTMENT CATEGORY                        NET ASSETS
                           -------------------                        ----------
                                                                       ( $ MIL)
     Domestic (excluding Money Market)...............................  $7,867.2
     Global..........................................................   3,938.0
     Equity/Balanced.................................................   6,516.0
     Fixed Income (excluding Money Market)...........................   5,289.2
       Taxable Fixed Income..........................................   3,709.5
       Tax-Free Fixed Income.........................................   1,579.7
     Money Market Funds..............................................  28,787.4

  PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Trust under a distribution contract with the Trust, which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Trust. Shares of the Trust are offered continuously.

                            PORTFOLIO TRANSACTIONS

  The Mitchell Hutchins Contract authorizes Mitchell Hutchins (with the approval of the board) to select brokers and dealers to execute purchases and sales of the Funds' portfolio securities. The Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract. During the past three fiscal years, none of the Funds has paid any brokerage commissions, nor has any Fund allocated any transactions to dealers for research, analysis, advice and similar services.

  Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Mitchell Hutchins obtain multiple quotes from dealers before executing the transactions on an agency basis.

  The Funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

  Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between a Fund and such other account(s) as to amount according to a formula deemed equitable to that Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  HOLDINGS OF REGULAR BROKER-DEALERS. As of April 30, 1998, Money Market Fund owned commercial paper and other short-term obligations issued by the following issuers that are regular broker-dealers for the Fund: Goldman Sachs Group LP--$9,772,150; Morgan Stanley Group Incorporated--$5,000,000; Merrill Lynch & Co., Incorporated--$29,005,528; and Bear Stearns Companies, Inc.-- $18,000,000.

                 ADDITIONAL INFORMATION REGARDING REDEMPTIONS

  Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although each Fund seeks to maintain a constant net asset value of $1.00 per share.

  If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for one shareholder.

                              VALUATION OF SHARES

  Money Market Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon and 2:30 p.m., Eastern time, on each Business Day. Government Securities Fund's and Treasury Securities Fund's net asset values per share are determined by State Street as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which the Massachusetts offices of State Street and the Fund's transfer agent, First Data Investor Services Group, Inc. ("Transfer Agent") and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

  Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

  The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, each Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

  To continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).

                             CALCULATION OF YIELD

  Each Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/3//6//5///7/] - 1

  The following yields are for the seven-day period ended April 30, 1998:

                                                                       EFFECTIVE
                                FUND                            YIELD    YIELD
                                ----                            -----  ---------
     Money Market Fund
       Institutional Shares.................................... 5.36%    5.50%
       Financial Intermediary Shares*.......................... 5.11%    5.23%
     Government Securities Fund................................ 5.24%    5.38%
     Treasury Securities Fund.................................. 5.02%    5.15%

--------
*Issuance for Financial Intermediary shares was January 14, 1998.

  A Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in a Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

  Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

  OTHER INFORMATION. The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each Fund will fluctuate. In Performance Advertisements, the Funds may compare their taxable yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  Each Fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends had been paid in cash. Each Fund may also make available to shareholders a daily yield or accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.

                               OTHER INFORMATION

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

FINANCIAL INTERMEDIARIES

  The Trust has adopted a Shareholder Services Plan and Agreement ("Plan") with respect to the Financial Intermediary shares of each Fund to assure that the beneficial owners of the Financial Intermediary shares receive certain support services. PaineWebber will implement the Plan by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of the Financial Intermediary shares. Under the Plan, each Fund pays PaineWebber an annual fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, PaineWebber pays an identical fee to the financial intermediary for providing the support services to its customers specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Trust. No payments were made by PaineWebber with respect to Government Securities Fund or Treasury Securities Fund to financial intermediaries during the fiscal year ended April 30, 1998 because those Funds had no Financial Intermediary shares outstanding during that period. Money Market Fund made payments through PaineWebber to financial intermediaries in the amount of $10,975 with respect to its Financial Intermediary shares outstanding during the fiscal year ended April 30, 1998.

  The Plan requires that PaineWebber provide to the board at least annually a written report of the amounts expended by PaineWebber under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with PaineWebber in providing information to the board with respect to amounts expended and services provided under the service agreement. The Plan may be terminated at any time, without penalty, by vote of the trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan ("Disinterested Trustees"). Any amendment to the Plan must be approved by the board and any material amendment must be approved by the Disinterested Trustees.

                             FINANCIAL STATEMENTS

  The Funds' Annual Report to Shareholders for the most recent fiscal year is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                              MITCHELL HUTCHINS'

                         LIQUID INSTITUTIONAL RESERVES
                               MONEY MARKET FUND
                          GOVERNMENT SECURITIES FUND
                           TREASURY SECURITIES FUND

                               SEPTEMBER 1, 1998




Investors should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their distributor have not authorized anyone to provide investors with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their distributor may not lawfully sell those shares.

                                    PAINEWEBBER
                        (C)1998 PAINEWEBBER INCORPORATED


                                                                           S642